Employee Stock Ownership Plan - Schedule of Employee Stock Ownership Plan (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Postemployment Benefits [Abstract]
Allocated shares	33,855	22,571
Unallocated shares	304,705	315,989
Total ESOP shares	338,560	338,560
Fair value of unallocated shares	$ 5,223	$ 4,803